UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

February 1, 2012 (January 26, 2012)

COVENTRY HEALTH CARE, INC.

(Exact name of registrant as specified in its charter).

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6720-B Rockledge Drive, Suite 700, Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(301) 581-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 —	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	2012 Executive Management Incentive Plan

On January 26, 2012, the Compensation Committee (the “Compensation Committee”) of Coventry Health Care, Inc. (the “Company”) approved the Company’s 2012 Executive Management Incentive Plan (the “2012 EMIP”). The 2012 EMIP is administered by the Compensation Committee of the Company and is subject to the Company’s Amended and Restated 2004 Incentive Plan. Subject to the terms of the 2012 EMIP, the Compensation Committee has full power and authority to determine the eligible participants under the 2012 EMIP, the applicable performance thresholds and the performance measurements that apply to each award. The Compensation Committee of the Company determined that all named executive officers of the Company are eligible to participate in the 2012 EMIP. The 2012 EMIP provides that performance measurements for executive officers may be based on the achievement of one or more of the following six financial objectives: earnings per share (“EPS”), revenue, operating earnings, membership growth, selling, general and administrative expense (“SG&A”) and earnings growth. The Compensation Committee has determined that the performance measurements for 2012 will be based on EPS, revenue and SG&A. The 2012 EMIP provides the Compensation Committee with full authority to amend, suspend or waive such rules and regulations it deems appropriate in administering the 2012 EMIP.

In connection with the adoption of the 2012 EMIP, the Compensation Committee established the following target awards with respect to the Company’s principal executive officer, principal financial officer and each other named executive officer* of the Company (all percentages refer to a percentage of such officer’s annual base salary for fiscal year 2012):

Name	Target Award**
Allen F. Wise	200%
Randy P. Giles	100%
Kevin P. Conlin	100%
Michael D. Bahr	100%
Thomas C. Zielinski	75%
Harvey C. DeMovick,Jr.	75%
John J. Stelben	70%

*	For purposes of this filing, the term “named executive officer” refers to executive officers for whom disclosure was required in our most recent filing with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K. Kevin P. Conlin will be a named executive officer for purposes of the Company’s 2012 Proxy Statement.
**	Payouts may be below or in excess of 100% of the Target Award based on the achievement of performance criteria.

Any amounts paid out under the 2012 EMIP are subject to recoupment from participants in accordance with the Company’s Executive Incentive Compensation Recoupment Policy.

The foregoing summary of the 2012 EMIP is qualified in its entirety by reference to the 2012 EMIP, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	2012 Coventry Health Care, Inc. Executive Management Incentive Plan

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By:	/s/ John J. Ruhlmann
John J. Ruhlmann Senior Vice President and Corporate Controller

Dated:	February 1, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	2012 Coventry Health Care, Inc. Executive Management Incentive Plan